UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2022

D and Z Media Acquisition Corp.
 (Exact name of registrant as specified in its charter)

Delaware	001-39934	85-3390360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2870 Peachtree Road NW, Suite 509 Atlanta, GA	30305
(Address of principal executive offices)	(Zip Code)

(404) 585-8233
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	DNZ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	DNZ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DNZ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, D and Z Media Acquisition Corp. (the “Company”) has called a special meeting in lieu of the 2022 annual meeting of stockholders of the Company to be held at 1:30 p.m. Eastern Time on December 19, 2022 (the “Special Meeting”) for the sole purpose of considering and voting on, among other proposals, (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate an initial business combination (the “Extension”) from January 28, 2023 (the “Original Termination Date”) to October 31, 2023 or such earlier date as determined by the Company’s board of directors (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”) and (ii) a proposal to amend the Investment Management Trust Agreement, dated as of January 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”). Each such proposal is described in more detail in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 15, 2022 (the “Definitive Proxy Statement”).

On December 15, 2022, the Company issued a press release announcing that, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting and the Extension is implemented, the Company’s sponsor, D and Z Media Holdings LLC (the “Sponsor”), or its designees will deposit into the trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), on the Original Termination Date, the lesser of (w) $255,000 or (x) $0.15 per public share multiplied by the number of public shares outstanding on the Original Termination Date, and on each of April 28, 2023 and the 28th day of each subsequent calendar month until the Extended Date, the lesser of (y) $85,000 or (z) $0.05 per public share multiplied by the number of public shares outstanding on such applicable date, provided that no Contribution will be made for the period from October 28, 2023 to October 31, 2023, if applicable (each date on which a Contribution is to be deposited into the trust account, a “Contribution Date”).

The Company has not asked the Sponsor to reserve for, nor has the Company independently verified whether the Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s charter. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate. The above terms supersede any prior arrangement with respect to any Contributions.

Additionally, if the Extension is implemented, the Company plans to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 2.5% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain proposals at the Special Meeting, the implementation of the Extension or any Contributions to the trust account, the liquidation of any securities held in the trust account, the placement of funds held in the trust account in an interest-bearing demand deposit account being permitted by the trustee of the trust account or current or future interest rates on funds held in the trust account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Definitive Proxy Statement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Definitive Proxy Statement has been mailed to the Company’s stockholders of record as of the record date for the Special Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: D and Z Media Acquisition Corp., 2870 Peachtree Road NW, Suite 509, Atlanta, GA 30305.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D AND Z MEDIA ACQUISITION CORP.

By:	/s/ Mark Wiltamuth
Name: Mark Wiltamuth
Title: Chief Financial Officer

Date: December 15, 2022

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